Auditors' report

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ----------

                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): June 19, 1998

                       PRODUCTION RESOURCE GROUP, L.L.C.
            (Exact name of Registrant as Specified in its Charter)

       Delaware                        333-46235                    14-1786937
(State or other Jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
 of Formation)

   539 Temple Hill Road, New Windsor, New York                          12553
(Address of Principal Executive Offices)                              (Zip Code)

                                (914) 567-5700
             (Registrant's Telephone Number, Including Area Code)

Explanatory Note

The Current Report on Form 8-K of Production Resource Group, L.L.C. (the "Company" or "PRG"), initially filed with the Securities and Exchange Commission (the "Commission") on July 6, 1998, is hereby amended by this Form 8-K/A so as to comply with Item 7 of Form 8-K and the provisions of Rule 3-05 of Regulation S-X. The consolidated historical financial statements for the most recent three fiscal years of Light and Sound Designs Holdings Limited ("Holdings") have been included in this Form 8-K/A. The pro forma effects of the acquisition of Holdings on the Company's results of operations for the six months ended
June 30, 1998 and on its results of operations for the most recent fiscal year are also presented in this Form 8-K/A. Since the acquisition of Holdings was completed June 19, 1998, the effect of the acquisition on the Company's balance sheet was reflected in the Company's balance sheet at June 30, 1998 in the Form 10-Q filed for such period.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (a) Financial Statements of Business Acquired

Holdings was acquired by the Company on June 19, 1998. The audited financial statements of Holdings, and the related Auditor's Report as at March 31, 1998, and 1997 and for the fiscal years ended March 31, 1998, 1997 and 1996 are located at Addendum I.

 (b) Pro Forma Financial Information

Pro forma Combined Financial Information (unaudited for the year ended December 31, 1997 and the six months ended June 30, 1998) is located at Addendum II.

 (c) Exhibits

     10.9 Share Purchase Agreement dated June 19, 1998 among N B Jackson & Others and the Company (incorporated by reference from Form 8-K filed on July 6, 1998)

     10.10 Acquisition Agreement dated June 25, 1998 among Production Arts Lighting Inc., Production Arts Lighting West, Inc., Production Arts Europe, Inc., John T. McGraw, Steven R. Terry and the Company (incorporated by reference from Form 8-K filed on July 6, 1998)

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRODUCTION RESOURCE GROUP, L.L.C.

September 2, 1998                  By /s/ Robert A. Manners
------------------                    -----------------------------------
Date                                  Robert A. Manners
                                      Sr. Vice President Business Affairs
                                      and General Counsel

Addendum I.

Report of the auditors to the members of Light & Sound Design Holdings
Limited:

We have audited the financial statements of Light & Sound Design Holdings Limited set out on pages 5 to 32, which are expressed in pounds sterling. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom, which do not differ in any significant respect from generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements set out on pages 1 to 27 present fairly, in all material respects, the consolidated financial position of Light & Sound Design Holdings Limited as at 31 March 1998 and 1997, and the consolidated results of its operations and cash flows for the two years ended 31 March 1998 and the period ended 31 March 1996 in conformity with generally accepted accounting principles in the United Kingdom.

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United Kingdom, which differ in certain material respects from generally accepted accounting principles in the United States. The effects of the significant differences in the determination of retained profit and equity shareholders' funds are shown in note 23 to the consolidated financial statements.

Arthur Andersen

Chartered Accountants and Registered Auditors

1 Victoria Square
Birmingham
B1 1BD

8 June 1998

Consolidated profit and loss account
For the year ended 31 March 1998

                                                            Notes            52 weeks        52 weeks         50 weeks
                                                                                ended           ended            ended
                                                                             31 March        31 March         31 March
                                                                                 1998            1997             1996
                                                                          (pound)'000     (pound)'000      (pound)'000
Turnover                                                      2                18,893          16,865           11,709
Cost of sales                                                                 (12,533)        (10,959)          (7,121)
                                                                           ----------      ----------       ----------
Gross profit                                                                    6,360           5,906            4,588
Other operating expenses (net)                                3                (4,223)         (4,510)          (4,022)
                                                                           ----------      ----------       ----------
Operating profit                                                                2,137           1,396              566
Interest receivable and similar income                        4                    24              40               17
Interest payable and similar charges                          5                    (6)            (26)             (49)
                                                                           ----------      ----------       ----------
Profit on ordinary activities before taxation                 6                 2,155           1,410              534
Tax on profit on ordinary activities                          8                  (802)           (457)            (334)
                                                                           ----------      ----------       ----------
Profit on ordinary activities after taxation                                    1,353             953              200
Dividends paid and proposed on non-equity shares              9                  (140)           (170)               -
Other finance costs of non-equity shares                      9                    (2)             (2)            (160)
                                                                           ----------      ----------       ----------
Profit for the financial year                                                   1,211             781               40
Transfers to capital redemption reserve                                             -             (61)               -
Retained profit, beginning of year                                                922             200                -
Finance costs of non-equity shares                                                  2               2              160
                                                                           ----------      ----------       ----------
Retained profit, end of year                                                    2,135             922              200
                                                                           ----------      ----------       ----------
                                                                           ----------      ----------       ----------

A statement of movements on reserves is given in note 18.

The profit for the financial year is wholly derived from continuing activities.

The accompanying notes are an integral part of this consolidated profit and loss account.

Consolidated statement of total recognised gains and losses
For the year ended 31 March 1998

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000

Profit for the financial year                                                      1,353             953              200
Loss on foreign currency translation                                                (172)            (98)             131
                                                                              ----------      ----------       ----------
Total recognised gains and losses relating to the year                             1,181             855              331

                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

Consolidated balance sheet
31 March 1998

                                                                               Notes                1998             1997
                                                                                             (pound)'000      (pound)'000
Fixed assets

Intangible assets                                                               10                   450                -
Tangible assets                                                                 11                 5,499            4,891
Investments                                                                     12                   176               26
                                                                                              ----------       ----------
                                                                                                   6,125            4,917
Current assets

Stocks                                                                          13                   583              196
Debtors                                                                         14                 1,656            1,477
Cash at bank and in hand                                                                             755            1,329
                                                                                              ----------       ----------
                                                                                                   2,994            3,002
Creditors: Amounts falling due within one year                                  15                (3,056)          (2,881)
                                                                                              ----------       ----------
Net current (liabilities) assets                                                                     (62)             121
                                                                                              ----------       ----------
Total assets less current liabilities                                                              6,063            5,038
Provisions for liabilities and charges                                          16                  (353)            (467)
                                                                                              ----------       ----------
Net assets                                                                                         5,710            4,571
                                                                                              ----------       ----------
                                                                                              ----------       ----------
Capital and reserves

Called-up share capital                                                         17                 1,119            1,119
Share premium account                                                           18                 1,570            1,570
Capital reserve                                                                 18                   989              989
Capital redemption reserve                                                      18                    69               69
Foreign currency translation reserve                                            18                  (172)             (98)
Profit and loss account                                                         18                 2,135              922
                                                                                              ----------       ----------
Shareholders' funds                                                                                5,710            4,571
                                                                                              ----------       ----------
                                                                                              ----------       ----------
Analysis of Shareholders' funds

Equity interests                                                                                   3,359            2,138
Non-equity interests                                                                               2,351            2,433
                                                                                              ----------       ----------
                                                                                                   5,710            4,571
                                                                                              ----------       ----------
                                                                                              ----------       ----------

Signed on behalf of the Board

J Reidy                                          Director

8 June 1998

The accompanying notes are an integral part of this consolidated balance sheet.

Company balance sheet
31 March 1998

                                                                               Notes                1998             1997
                                                                                             (pound)'000      (pound)'000
Fixed assets

Investments                                                                     12                 2,377            2,227
                                                                                              ----------       ----------
Current assets

Debtors                                                                         14                   497              709
                                                                                              ----------       ----------
                                                                                                     497              709
Creditors: Amounts falling due within one year                                  15                   (98)            (118)
                                                                                              ----------       ----------
Net current assets                                                                                   399              591
                                                                                              ----------       ----------
Total assets less current liabilities                                                              2,776            2,818
                                                                                              ----------       ----------
Net assets                                                                                         2,776            2,818
                                                                                              ----------       ----------
                                                                                              ----------       ----------
Capital and reserves

Called-up share capital                                                         17                 1,119            1,119
Share premium account                                                           18                 1,570            1,570
Capital redemption reserve                                                      18                    69               69
Profit and loss account                                                         18                    18               60
                                                                                              ----------       ----------
Shareholders' funds                                                                                2,776            2,818
                                                                                              ----------       ----------
                                                                                              ----------       ----------
Analysis of Shareholders' funds

Equity interests                                                                                     425              385
Non-equity interests                                                                               2,351            2,433
                                                                                              ----------       ----------
                                                                                                   2,776            2,818
                                                                                              ----------       ----------
                                                                                              ----------       ----------

Signed on behalf of the Board

J Reidy                                          Director

8 June 1998

The accompanying notes are an integral part of this balance sheet.

Consolidated cash flow statement
For the year ended 31 March 1998

                                                          Notes            52 weeks        52 weeks         50 weeks
                                                                              ended           ended            ended
                                                                           31 March        31 March         31 March
                                                                               1998            1997             1996
                                                                        (pound)'000     (pound)'000      (pound)'000
Net cash inflow from operating activities                  20a                2,721           3,391            1,345
                                                                         ----------      ----------       ----------

Returns on investments and servicing of finance            20b                  (74)            (85)             (32)
Taxation                                                   20b                 (477)           (320)            (381)
Capital expenditure and financial investment               20b               (3,177)         (1,827)          (1,213)
Acquisitions and disposals                                                        -               -           (2,149)
                                                                         ----------      ----------       ----------
Cash (outflow) inflow before financing                                       (1,007)          1,159           (2,430)
Financing                                                  20b                    -            (561)           3,250
                                                                         ----------      ----------       ----------
(Decrease) increase in cash in the year                    20c               (1,007)            598              820
                                                                         ----------      ----------       ----------
                                                                         ----------      ----------       ----------

The accompanying notes are an integral part of this consolidated cash flow statement.

Notes to accounts
31 March 1998

1        Accounting policies

A summary of the principal accounting policies, all of which have been applied consistently throughout the year is set out below.

a)       Basis of accounting

The accounts have been prepared under the historical cost convention, and in accordance with applicable accounting standards.

b)       Basis of consolidation

The group accounts consolidate the accounts of Light & Sound Design Holdings Limited and its subsidiary undertakings using the acquisition method of accounting.

Under this method, the results of the subsidiary undertakings acquired in the period are included in the consolidated profit and loss account from the date of acquisition.

The capital reserve arising on consolidation (representing the excess of the fair value of the separable net assets acquired over the fair value of the consideration given) has been credited directly to reserves.

No profit and loss account is presented for Light & Sound Design Holdings Limited as provided by section 230 of the Companies Act 1985. The company's loss for the financial year ended 31 March 1998, determined in accordance with the Act, was (pound)42,000 (1997: profit of (pound)325,000 and 1996: profit of (pound)346,000).

c)       Tangible fixed assets

Tangible fixed assets are stated at cost, net of depreciation and provision for permanent diminution in value.

Depreciation is provided at rates calculated to write off the cost, less estimated residual value, of each asset on a straight-line basis over its expected useful economic life as follows:

Hire equipment                                   15-25% per annum
Hire equipment spares                            15% per annum
Plant and machinery                              5-20% per annum
Motor vehicles                                   25% per annum
Fixtures and fittings                            20% per annum

d)       Development expenditure

Development expenditure is written off, except where the directors are satisfied as to the technical, commercial and financial viability of individual projects. In such cases, the identifiable expenditure is deferred and amortised over the period which the company is expected to benefit.

e)       Investments

Fixed asset investments are shown at cost less provision for permanent diminution in value.

Notes to accounts
31 March 1998

1        Accounting policies (continued)

f)       Stocks

Stocks are stated at the lower of cost and net realisable value.

Net realisable value is based on estimated normal selling price, less further costs expected to be incurred to completion and disposal. Provision is made for obsolete, slow-moving or defective items where appropriate.

g)       Taxation

Corporation tax payable is provided on taxable profits or losses at the current rate.

The company is part of a UK group and accordingly may take advantage of group relief provisions whereby current taxable profits may be offset by current taxable losses in other companies in the group.

Advance corporation tax payable on dividends paid or provided for in the year is written off, except when recoverability against corporation tax payable is considered to be reasonably assured. Credit is taken for advance corporation tax written off in previous years when it is recovered against corporation tax liabilities.

Deferred taxation which arises from differences in the timing of the recognition of items, principally depreciation, in the accounts and by the tax legislation has been calculated on the liability method. Deferred taxation is provided on timing differences which will probably reverse, at the rates of tax likely to be in force at the time of the reversal. Deferred tax is not provided on timing differences which, in the opinion of the directors, will probably not reverse.

h)       Pension costs

The group provides pensions to the majority of its employees through a defined contribution scheme.

The assets of the scheme are held in independently administered funds. The amount charged to the profit and loss account is the contributions payable in the period and is described as "other pension costs" in note 7. Differences between contributions payable in the period and contributions paid are shown as accruals and prepayments in the balance sheet.

i)       Foreign currency

Transactions denominated in foreign currencies are recorded at actual exchange rates as of the date of the transaction or, where appropriate, at the rate of exchange in a related forward exchange contract. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are reported at the rates of exchange prevailing at that date or, where appropriate, at the rate of exchange in a related forward exchange contract. Any gain or loss arising from a change in exchange rates subsequent to the date of the transaction is included as an exchange gain or loss in the profit and loss account.

On consolidation of the US subsidiary undertaking the closing rate/net investment method of translating the local currency financial statements is used. Exchange differences arising from the retranslating of the opening net investment in the US subsidiary undertaking at the closing rate is recorded as a movement on reserves.

Notes to accounts
31 March 1998

1        Accounting policies (continued)

j)       Turnover

Turnover represents amounts receivable for goods and services provided in the normal course of business, net of trade discounts, VAT and other sales related taxes.

k)       Leases

Rentals under operating leases are charged on a straight-line basis over the lease term, even if the payments are not made on such a basis.

l)       Finance costs

In accordance with Financial Reporting Standard Number 4, finance costs of debt and non-equity shares are recognised in the profit and loss account over the term of such instruments so as to provide a constant rate of charge on the outstanding balance.

Finance costs of debt are included in the profit and loss account within interest payable and similar charges. Finance costs of non-equity shares are accounted for in the profit and loss account as an appropriation of profits and are included within non-equity shareholders' funds in the balance sheet.

Debt and non-equity shares are initially recorded at the net proceeds received. Each period the carrying value is increased by the finance cost (excluding dividends payable in the case of non-equity shares) and reduced by any repayments made.

m)       Pure research

Pure research expenditure is written off as incurred.

2        Turnover

All turnover is derived from the group's principal activity. The analysis of turnover by destination is as follows:

                                       52 weeks        52 weeks         50 weeks
                                          ended           ended            ended
                                       31 March        31 March         31 March
                                           1998            1997             1996
                                    (pound)'000     (pound)'000      (pound)'000
United Kingdom                            4,379           5,050            2,532
Rest of Europe                              965             537              366
North America                            12,964          10,210            7,862
South America                               389              52              344
Asia                                         74             694              460
Africa                                        4              92               97
Australia                                   118             230               48
                                     ----------      ----------       ----------
                                         18,893          16,865           11,709
                                     ----------      ----------       ----------
                                     ----------      ----------       ----------

Notes to accounts
31 March 1998

                                     ----------      ----------       ----------

Notes to accounts
31 March 1998
2     Turnover (continued)

The analysis of turnover by origin is as follows:

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
United Kingdom                                                                     7,582           7,243            4,438
United States                                                                     11,311           9,622            7,271
                                                                              ----------      ----------       ----------
                                                                                  18,893          16,865           11,709
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

3        Other operating expenses (net)

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Distribution costs                                                                 2,307           2,677            2,345
Administrative expenses                                                            1,916           1,833            1,677
                                                                              ----------      ----------       ----------
                                                                                   4,223           4,510            4,022
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

4        Interest receivable and similar income

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Bank interest                                                                         24              40               17
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

5        Interest payable and similar charges

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Bank loans and overdrafts                                                              6              17                5
Other loans                                                                            -               9               44
                                                                              ----------      ----------       ----------
                                                                                       6              26               49
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

Notes to accounts
31 March 1998

6 Profit on ordinary activities before taxation
Profit on ordinary activities before taxation is stated after crediting:

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Profit on disposal of fixed assets                                                  (141)            (77)            (241)
                                                                              ----------      ----------       ----------

and after charging:

Depreciation and amounts written off tangible fixed assets                         1,897           1,477            1,069
Operating lease rentals for plant and machinery                                      133             205              192
Auditors' remuneration
-   audit fees                                                                        25              20               20
-   other                                                                             15              13               10
Research and development expenditure                                                 284             482              349
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

7        Staff costs

Particulars of employees (including executive directors) are as shown below:

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Wages and salaries                                                                 2,472           2,592            2,081
Social security costs                                                                360             390              436
Other pension costs                                                                   59              62               47
                                                                              ----------      ----------       ----------
                                                                                   2,891           3,044            2,564
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

Notes to accounts
31 March 1998

7        Staff costs (continued)

The average monthly number of persons employed by the group during the year was as follows:

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                                  Number          Number           Number
Production                                                                            79              69               38
Administration                                                                        41              30               30
Sales and distribution                                                                34              37               30
                                                                              ----------      ----------       ----------
                                                                                     154             136               98
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

Directors' remuneration

Directors' remuneration in respect of directors of the company was as follows:

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Emoluments                                                                           332             323              246
Company contributions to money purchase schemes                                       12              11                4
                                                                              ----------      ----------       ----------
                                                                                     344             334              250
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

In addition to the above, (pound)10,000 was paid to Murray Johnstone for the services of R A Collins as a director of the company (1997: (pound)10,000 and 1996: (pound)10,000 in respect of J N Diggins), and (pound)nil was paid to Data Acquisition Limited for the services of J E Lawrence as a director and chairman of the company (1997: (pound)14,000 and 1996:
(pound)5,000).

Notes to accounts
31 March 1998

Directors' remuneration shown above included:

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Highest paid director:

Emoluments                                                                            96              93               99
Company contributions to money purchase schemes                                        2               2                1
                                                                              ----------      ----------       ----------
                                                                                      98              95              100
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

7        Staff costs (continued)

Pensions

The number of directors who were members of pension schemes was as follows:

                                                                                    1998            1997             1996
                                                                                  Number          Number           Number
Money purchase schemes                                                                 4               4                4
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

The group does not operate a long term incentive scheme.

8 Tax on profit on ordinary activities The tax charge comprises:

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
UK Corporation tax at 31% (1997: 33% and 1996: 33% )                                 332             231                -
Adjustment in respect of prior year                                                   55               -                -
Deferred taxation                                                                   (106)            (62)            (165)
                                                                              ----------      ----------       ----------
                                                                                     281             169             (165)
Overseas taxation                                                                    446             288              499
Adjustment in respect of prior year                                                   75               -                -
                                                                              ----------      ----------       ----------
                                                                                     802             457              334
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

Deferred tax has been calculated on a full provision basis.

Notes to accounts
31 March 1998

9 Dividends paid and proposed on non-equity shares and finance costs of non-equity shares

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
8% preference dividend:

Paid                                                                                  85              85                -
Proposed                                                                              43              85                -
CPPO dividend:
Paid                                                                                  12               -                -
                                                                              ----------      ----------       ----------
                                                                                     140             170                -
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

Other finance costs of non-equity shares                                               2               2              160
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

Other finance costs of non-equity shares comprise the appropriation of dividends and premiums payable in the future accounting periods so as to provide a constant rate of charge on the outstanding amount.

(pound)42,000 of the final proposed dividend has been waived by the shareholders (1997: (pound)nil, 1996: (pound)nil).

10       Intangible assets

Group

                                                                                                    1998             1997
                                                                                             (pound)'000      (pound)'000

Development expenditure                                                                              450                -
                                                                                              ----------       ----------
                                                                                              ----------       ----------


Development expenditure represents identifiable expenditure on projects where the directors are satisfied as to the technical, commercial and financial viability.

Notes to accounts
31 March 1998

11       Tangible fixed assets

Group

                                                                                                  Plant,
                                                                                   Hire        machinery
                                                                   Hire       equipment              and
                                                              equipment          spares         equipment           Total
                                                            (pound)'000     (pound)'000       (pound)'000     (pound)'000
Cost
Beginning of year                                                 6,847             207              311            7,365
Additions                                                         2,419               -              399            2,818
Disposals                                                          (177)              -              (50)            (227)
Transfers to stock                                                    -            (207)               -             (207)
Exchange adjustment                                                 (11)              -               (1)             (12)
                                                             ----------      ----------       ----------       ----------
End of year                                                       9,078               -              659            9,737
                                                             ----------      ----------       ----------       ----------
                                                             ----------      ----------       ----------       ----------
Depreciation

Beginning of year                                                 2,353              65               56            2,474
Charge                                                            1,767               -              130            1,897
Disposals                                                           (46)              -              (16)             (62)
Transfers to stock                                                    -             (65)               -              (65)
Exchange adjustment                                                  (6)              -                -               (6)
                                                             ----------      ----------       ----------       ----------
End of year                                                       4,068               -              170            4,238
                                                             ----------      ----------       ----------       ----------
                                                             ----------      ----------       ----------       ----------

Net book value

Beginning of year                                                 4,494             142              255            4,891
                                                             ----------      ----------       ----------       ----------
End of year                                                       5,010               -              489            5,499
                                                             ----------      ----------       ----------       ----------
                                                             ----------      ----------       ----------       ----------

Notes to accounts
31 March 1998

12       Investments

                                                                                                    Company
                                                                                              ---------------------------
                                                                                                    1998             1997
                                                                                             (pound)'000      (pound)'000
Cost of shareholdings in subsidiary undertakings                                                     260              260
Loans to subsidiary undertakings                                                                   1,941            1,941
Other                                                                                                176               26
                                                                                              ----------       ----------
                                                                                                   2,377            2,227
                                                                                              ----------       ----------
                                                                                              ----------       ----------

Fixed asset investments in subsidiary undertakings represent the cost of the company's investment in its wholly owned subsidiary undertakings, Light & Sound Design Limited and Light & Sound Design, Inc., registered in England and Wales and California USA respectively. The principal activities of these companies are the production and hire of lighting equipment and the provision of ancillary services. The results of the wholly owned subsidiary undertakings are included in these consolidated accounts from the date of acquisition.

The loans to the subsidiary undertakings were provided on their acquisition and are stated at cost.

Other investment


                                                                                                               (pound)'000
Cost
Beginning of year                                                                                                      26
Addition                                                                                                              150

                                                                                                               ----------
End of year                                                                                                           176

                                                                                                               ----------
                                                                                                               ----------

The addition in the year represents the group's investment in 25 per cent of the share capital of Powerlight B.A.G., a company incorporated in Switzerland.

13       Stocks

                                                                                                      Group
                                                                                              ---------------------------
                                                                                                    1998             1997
                                                                                             (pound)'000      (pound)'000

Raw materials and consumables                                                                        583              196
                                                                                              ----------       ----------

There is no material difference between the balance sheet value of stocks and their replacement cost.

Notes to accounts
31 March 1998

14       Debtors

                                                                     Group                           Company
                                                            -----------------------------    ----------------------------
                                                                   1998            1997             1998             1997
                                                            (pound)'000     (pound)'000      (pound)'000      (pound)'000
Amounts falling due within one year:

Trade debtors                                                     1,053             752                -                -
Amounts owed by group undertakings                                    -               -              479              694
Prepayments and accrued income                                      592             704                7               15
Amounts falling due after more than one year:

ACT recoverable                                                      11              21               11                -
                                                             ----------      ----------       ----------       ----------
                                                                  1,656           1,477              497              709
                                                             ----------      ----------       ----------       ----------
                                                             ----------      ----------       ----------       ----------

15       Creditors: Amounts falling due within one year

                                                                     Group                           Company
                                                            -----------------------------    ----------------------------
                                                                   1998            1997             1998             1997
                                                            (pound)'000     (pound)'000      (pound)'000      (pound)'000
Bank overdraft                                                      513               -                -                -
Trade creditors                                                   1,144             708                -                -
ACT on proposed dividend                                             11              21               11               21
Other creditors

- Corporation tax payable                                           723             284               31                -
- Social security and PAYE                                           52              41                -                -
- VAT                                                                57              15                -                -
Accruals and deferred income                                        513           1,727               13               12
Proposed dividend                                                    43              85               43               85
                                                             ----------      ----------       ----------       ----------
                                                                  3,056           2,881               98              118
                                                             ----------      ----------       ----------       ----------
                                                             ----------      ----------       ----------       ----------

The bank overdraft is secured via fixed and floating charges on certain assets of the company.

16 Provisions for liabilities and charges

The group's liability to deferred taxation is as follows:

Deferred taxation on:

                                                                                                      Group
                                                                                             ----------------------------
                                                                                                    1998             1997
                                                                                             (pound)'000      (pound)'000

Accelerated capital allowances                                                                       353              467
                                                                                              ----------       ----------
                                                                                              ----------       ----------

Notes to accounts
31 March 1998

16 Provisions for liabilities and charges (continued)

The movement on deferred taxation comprises:

                                                                                                    1998             1997
                                                                                             (pound)'000      (pound)'000

Beginning of year                                                                                    467              559
Arising on acquisitions of subsidiary undertakings                                                     -                -
Credited to profit and loss account                                                                 (106)             (62)
Exchange movement                                                                                     (8)             (30)
                                                                                              ----------       ----------
End of year                                                                                          353              467
                                                                                              ----------       ----------
                                                                                              ----------       ----------

There was no unprovided deferred taxation for the company or group at the end of either year.

17       Called-up share capital

                                                                                                    1998             1997
                                                                                             (pound)'000      (pound)'000
Authorised
Equity:
319,445 ordinary shares of 10p each                                                                   32               32
Non-equity:
305,555 variable rate cumulative participating preferred ordinary
shares of 10p each                                                                                    30               30
2,125,000 cumulative redeemable preference shares of 50p each                                      1,063            1,063
                                                                                              ----------       ----------
                                                                                                   1,125            1,125
                                                                                              ----------       ----------
                                                                                              ----------       ----------

                                                                                                    1998             1997
                                                                                             (pound)'000      (pound)'000
Allotted, called-up and fully paid
Equity-
258,333 ordinary shares of 10p each                                                                   26               26
Non-equity-
305,555 variable rate cumulative participating preferred ordinary shares of 10p                       30               30
each 2,125,000 cumulative redeemable preference shares of 50p each                                 1,063            1,063
                                                                                              ----------       ----------
                                                                                                   1,119            1,119
                                                                                              ----------       ----------
                                                                                              ----------       ----------

Notes to accounts
31 March 1998

17       Called-up share capital (continued)

Ordinary shares

The variable rate cumulative participating preferred ordinary (CPPO) shares carry the same voting rights as the ordinary shares.

The shares also attract a participating dividend which is dependent on the pre-tax profits of the group, payable on a varying percentage basis at the following levels:

                                 Per cent
Year ended

31 March 1998                           5
31 March 1999                         7.5
thereafter                             10
                               ----------

Preference shares

The cumulative redeemable preference shares are to be redeemed in tranches over the period 30 September 1998 to 31 March 2002, at a total premium of (pound)212,500. The shares are the first to be redeemed on liquidation or capital reduction, at (pound)1.10 per share, plus an accrual for the outstanding preference dividends. Dividends on these shares are cumulative and are payable at a rate of 8p per share.

The dividends on non-equity shares have been appropriated in the profit and loss account, so as to spread the total financing cost over the anticipated term of issue. This treatment is in accordance with Financial Reporting Standard Number 4.

18       Reserves

Of the total reserves shown in the group's balance sheet, the following amounts are regarded as distributable or otherwise:

                                                                      1998                             1997
                                                            -----------------------------    ----------------------------
                                                                  Group         Company            Group          Company
                                                            (pound)'000     (pound)'000      (pound)'000      (pound)'000
Distributable

- profit and loss account                                         2,178              18              922               60
Non-distributable

- share premium account                                           1,570           1,570            1,570            1,570
- capital reserve                                                   989               -              989                -
- capital redemption reserve                                         69              69               69               69
- foreign currency translation reserve                             (172)              -              (98)               -
                                                             ----------      ----------       ----------       ----------
Total reserves                                                    4,634           1,657            3,452            1,699
                                                             ----------      ----------       ----------       ----------
                                                             ----------      ----------       ----------       ----------

Notes to accounts
31 March 1998

18       Reserves (continued)

                                                                                  Foreign
                                       Share        Capital                      currency      Profit and
                                     premium     redemption        Capital    translation            loss
                                     account        reserve        reserve        reserve         account          Total
                                 (pound)'000    (pound)'000    (pound)'000    (pound)'000     (pound)'000    (pound)'000
Company

Beginning of year                      1,570             69              -              -              60          1,699
(Loss) profit for the
financial year                             -              -              -              -             (44)           (44)
Other finance costs of
non-equity shares (note 9)                 -              -              -              -               2              2
                                  ----------     ----------     ----------     ----------      ----------     ----------
End of year                            1,570             69              -              -              18          1,657
                                  ----------     ----------     ----------     ----------      ----------     ----------
Group

Beginning of year                      1,570             69            989            (98)            922          3,452
Profit for the financial year              -              -              -              -           1,211          1,211
Other finance costs of
non-equity shares (note 9)                 -              -              -              -               2              2
Loss on foreign currency
translation                                -              -              -            (74)              -            (74)
                                  ----------     ----------     ----------     ----------      ----------     ----------
End of year                            1,570             69            989           (172)          2,135          4,591
                                  ----------     ----------     ----------     ----------      ----------     ----------
                                  ----------     ----------     ----------     ----------      ----------     ----------

Notes to accounts
31 March 1998

19       Reconciliation of movements in shareholders' funds

                                                                      1998                             1997
                                                            -----------------------------    ----------------------------
                                                                  Group         Company            Group          Company
                                                            (pound)'000     (pound)'000      (pound)'000      (pound)'000
Profit for the financial year                                     1,353              98              953              495
Dividends paid and proposed on non-equity shares and
other finance costs                                                (142)           (142)            (172)            (172)
                                                             ----------      ----------       ----------       ----------
                                                                  1,211             (44)             781              323
Other finance costs of non-equity shares                              2               2                2                2
Issue of share capital                                                -               -                8                8
Redemption of shares                                                  -               -              (69)             (69)
Movement on foreign currency translation                            (74)              -             (221)               -
                                                             ----------      ----------       ----------       ----------
Net addition to shareholders' funds                               1,139             (42)             501              264
Opening shareholders' funds                                       4,571           2,818            4,070            2,554
                                                             ----------      ----------       ----------       ----------
Closing shareholders' funds                                       5,710           2,776            4,571            2,818
                                                             ----------      ----------       ----------       ----------
                                                             ----------      ----------       ----------       ----------

20       Cash flow information

a)       Reconciliation of operating profit to operating cash flows

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Operating profit                                                                   2,137           1,396              566
Depreciation charges                                                               1,897           1,477            1,069
Profit on sale of tangible fixed assets                                             (141)            (77)            (241)
Increase in stocks                                                                  (182)           (106)               5
(Increase) decrease in debtors                                                      (216)            518           (1,415)
(Decrease) increase in creditors                                                    (774)            183            1,361
                                                                              ----------      ----------       ----------
Net cash inflow from operating activities                                          2,721           3,391            1,345
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

All operating cash flows are derived from continuing operations.

Notes to accounts
31 March 1998

20       Cash flow information (continued)

b)       Analysis of cash flows

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Returns on investments and servicing of finance

Interest received                                                                     23              36               17
Interest paid                                                                          -             (36)             (49)
Preference dividends paid                                                            (97)            (85)               -
                                                                              ----------      ----------       ----------
Net cash outflow                                                                     (74)            (85)             (32)
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Taxation

Overseas tax paid                                                                   (477)           (320)            (381)
                                                                              ----------      ----------       ----------
Net cash outflow                                                                    (477)           (320)            (381)
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Capital expenditure and financial investment
Research and development expenditure                                                (450)              -
Purchase of tangible fixed assets                                                 (2,818)         (2,126)          (1,580)
Purchase of trade investments                                                       (150)            (26)               -
Sale of tangible fixed assets                                                        241             325              367
                                                                              ----------      ----------       ----------
Net cash outflow                                                                  (3,177)         (1,827)          (1,213)
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

Notes to accounts
31 March 1998

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Acquisitions and disposals

Purchase of subsidiary undertaking                                                     -               -           (2,149)
                                                                              ----------      ----------       ----------
Net cash outflow                                                                       -               -           (2,149)
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

20       Cash flow information (continued)

b)       Analysis of cash flows (continued)

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
Financing

Issue of share capital                                                                 -               8            2,750
Redemption of shares                                                                   -             (69)               -
Repayment of secured loan                                                              -            (500)               -
New secured loan                                                                       -               -              500
                                                                              ----------      ----------       ----------
Net cash (outflow) inflow                                                              -            (561)           3,250
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------

c)    Analysis and reconciliation of net debt

                                                                1 April                         Exchange         31 March
                                                                   1996       Cash flow         movement             1997

Cash in hand, at bank                                               860             598             (129)           1,329
Loan stock                                                         (500)            500                -                -
                                                             ----------      ----------       ----------       ----------
Net funds                                                           360           1,098             (129)           1,329
                                                             ----------      ----------       ----------       ----------
                                                             ----------      ----------       ----------       ----------

                                                                1 April                         Exchange         31 March
                                                                   1997       Cash flow         movement             1998
                                                            (pound)'000     (pound)'000      (pound)'000      (pound)'000
Cash in hand, at bank                                             1,329            (494)             (80)             755
Bank overdraft                                                        -            (513)               -             (513)
                                                             ----------      ----------       ----------       ----------
Net funds                                                         1,329          (1,007)             (80)             242
                                                             ----------      ----------       ----------       ----------
                                                             ----------      ----------       ----------       ----------

Notes to accounts
31 March 1998

                                                                                52 weeks        52 weeks         50 weeks
                                                                                   ended           ended            ended
                                                                                31 March        31 March         31 March
                                                                                    1998            1997             1996
                                                                             (pound)'000     (pound)'000      (pound)'000
(Decrease) increase in cash in the year                                           (1,007)          1,098              320
Cash outflow from decrease in debt financing                                           -            (500)             500
                                                                              ----------      ----------       ----------
Change in net funds resulting from cash flows                                     (1,007)            598              820
Translation difference                                                               (80)           (129)              40
                                                                              ----------      ----------       ----------
Movement in net funds in year                                                     (1,087)            469              860
Net funds, beginning of year                                                       1,329             860                -
                                                                              ----------      ----------       ----------
Net funds, end of year                                                               242           1,329              860
                                                                              ----------      ----------       ----------
                                                                              ----------      ----------       ----------


Notes to accounts
31 March 1998

21 Guarantees and other financial commitments

a) Capital commitments

At the end of the year, capital commitments were:

                                                                                                      Group
                                                                                             ----------------------------
                                                                                                    1998             1997

                                                                                             (pound)'000      (pound)'000
Contracted for but not provided for                                                                    -               81
                                                                                              ----------       ----------
                                                                                              ----------       ----------

21 Guarantees and other financial commitments (continued)

b) Lease commitments

The minimum annual rentals under non-cancellable operating leases are:

                                                                      1998                             1997
                                                           ------------------------------    ----------------------------
                                                               Land and                         Land and
                                                              buildings            Other       buildings            Other
                                                            (pound)'000      (pound)'000     (pound)'000      (pound)'000
Group
Operating leases which expire
- within 1 year                                                       -               17               -              129
- between 2 and 5 years                                               -              102               -              135
- after 5 years                                                     120                -             110                7
                                                             ----------       ----------      ----------       ----------
                                                             ----------       ----------      ----------       ----------

22       Related party transactions

The company has traded with the following related parties; Powerlight B.A.G. a company in which Light & Sound Design Holdings Limited holds 25% of the share capital and Icon Japan Limited a company in which Light & Sound Design Holdings Limited holds 25% of the share capital.

During the year the company made sales of (pound)667,000 to these companies and made purchases of (pound)63,000.

All sales and purchases are made at arms length.

Notes to accounts
31 March 1998

23 Differences between accounting principles generally accepted in the United Kingdom and the United States

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United Kingdom (UK GAAP), which differ in certain material respects from generally accepted accounting principles in the United States (US GAAP). The effects of the significant differences in the determination of retained profit and equity shareholders' funds are set out below.

Principal activities

The principal activities of the group are the production and hire of lighting equipment and the provision of ancillary services.

Use of estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Goodwill

Under UK GAAP negative goodwill arising on the acquisition of subsidiaries and associates is credited immediately to reserves and is considered to be non-distributable. Under US GAAP negative goodwill is allocated to reduce proportionately the values assigned to non-current assets in determining their fair values with any remainder being classified as a deferred credit and amortised to income over the period estimated to be benefited.

                                                                                                52 weeks         52 weeks
                                                                                                   ended            ended
                                                                                                31 March         31 March
                                                                                                    1998             1997
                                                                                             (pound)'000      (pound)'000
Retained profit under UK GAAP                                                                      1,211              781
Revaluation in depreciation due to capital reserve on acquisition                                    148              148
                                                                                              ----------       ----------
Net income as adjusted in accordance with US GAAP                                                  1,359              929
                                                                                              ----------       ----------
                                                                                              ----------       ----------

                                                                                                31 March         31 March
                                                                                                    1998             1997

                                                                                             (pound)'000      (pound)'000
Equity shareholders' funds under UK GAAP                                                           3,359            2,138
Reduction in accumulated depreciation due to capital reserve on acquisition                          438              290
Assignment of capital reserve on acquisition to non-current assets                                  (989)            (989)
                                                                                              ----------       ----------
Equity shareholders' funds as adjusted in accordance with US GAAP                                  2,808            1,439
                                                                                              ----------       ----------
                                                                                              ----------       ----------

Notes to accounts
31 March 1998

Notes to accounts
31 March 1998

23 Differences between accounting principles generally accepted in the United Kingdom and the United States (continued)

Consolidated statement of cash flows

The consolidated cash flow statements prepared in accordance with UK GAAP presents substantially the same information as that required under US GAAP. UK GAAP and US GAAP differ, however, with regard to the classification of certain items within the statements and as regards to the definition of cash and cash equivalents.

The categories of consolidated cash flow activity under US GAAP can be summarised as follows:

                                                                                                52 weeks         52 weeks
                                                                                                   ended            ended
                                                                                                31 March         31 March
                                                                                                    1998             1997
                                                                                             (pound)'000      (pound)'000
Net cash provided by operating activities                                                          2,267            3,071
Net cash utilised by investing activities                                                         (3,257)          (1,956)
Net cash provided by financing activities                                                            (97)            (646)
                                                                                              ----------       ----------
Net (decrease) increase in cash and cash equivalents                                              (1,087)             469
Cash and cash equivalents at beginning of year                                                     1,329              860
                                                                                              ----------       ----------
Cash and cash equivalents at end of year                                                             242            1,329
                                                                                              ----------       ----------
                                                                                              ----------       ----------

Lease commitments

                                                                      1998                             1997
                                                           ------------------------------    ----------------------------
                                                               Land and                         Land and
                                                              buildings            Other       buildings            Other
                                                            (pound)'000      (pound)'000     (pound)'000      (pound)'000
Group

Operating leases which expire

- within 1 year                                                       -               17               -              129
- between 1 and 2 years                                               -               55               -               43
- between 2 and 3 years                                               -               25               -               55
- between 3 and 4 years                                               -               12               -               25
- between 4 and 5 years                                               -               10               -               12
- after 5 years                                                     120                -             110                7
                                                             ----------       ----------      ----------       ----------
                                                             ----------       ----------      ----------       ----------

Addendum II.

Pro forma combined financial data

The following unaudited pro forma combined statements of operations for the year ended December 31, 1997 (March 31, 1998 for Holdings), and the period January 1, 1998 to June 30, 1998 (June 19, 1998 for Holdings) give effect to the acquisition of Holdings by the Company if such acquisition occurred on the first day of the period covered by the statement of operations. The pro forma financial information is based on the historical financial statements of the Company and the historical results of operations of Holdings adjusted to conform to generally accepted accounting principles of the United States and have been translated into United States Dollars based upon appropriate exchange rates. The unaudited pro forma combined statements of operations give effect to the combination under the purchase method of accounting.

The unaudited pro forma combined statements of operations have been prepared by the management of the Company and Holdings based upon historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results of operations which would have been achieved had the transaction described above taken place at the dates indicated and should not be construed as representative of the Company's financial position or results of operations for any future date or period.

The effect of the acquisition, which closed on June 19, 1998, was reflected in the Company's June 30, 1998 Balance Sheet, which was included in the Form 10-Q for the period.

                       PRODUCTION RESOURCE GROUP, L.L.C.
             Unaudited Pro Forma Combined Statements of Operations
                               ($ In thousands)

                                                                      PRG                 Holdings
                                                                 For the year ended  For the year ended
                                                                 December 31, 1997     March 31, 1998      Pro Forma      Company
                                                                                                          Adjustments    Pro Forma
                                                                ------------------------------------------------------------------
Revenues
                                                                     $  75,180            $  31,638          $           $106,818
Direct production expenses:

   Direct production costs                                              46,131               18,133                        64,264
   Depreciation expense                                                  6,181                2,607                         8,788
                                                                ------------------------------------------------------------------
                                                                        52,312               20,740                        73,052
                                                                ------------------------------------------------------------------
Gross profit                                                            22,868               10,898                        33,766

Selling, general and administrative expenses                            16,185                6,854                        23,039
Other depreciation and amortization                                      2,182                  518        (1)   300        3,000
Non recurring compensation expense                                       2,125                   --                         2,125
                                                                ------------------------------------------------------------------
Operating profit                                                         2,376                3,526              300        5,602


Interest expense                                                         3,956                   10        (3) 1,161        5,127
Interest (income)                                                         (117)                 (40)                         (157)
                                                                ------------------------------------------------------------------
Income (loss) from continuing operations before income                  (1,463)               3,556           (1,461)         632
taxes, extraordinary item and  minority interest

Provision for income taxes                                                 392                1,343                         1,735
                                                                ------------------------------------------------------------------
Income (loss) from continuing operations                                (1,855)               2,213           (1,461)      (1,103)

Discontinued operations:
    Loss from operations of discontinued

        Themed Attraction Permanent Installation Business               (5,302)                  --                        (5,302)
                                                                ------------------------------------------------------------------
Income (loss) before minority interest and extraordinary item           (7,157)               2,213           (1,461)      (6,405)
Minority interest                                                                                          (2)   126         (126)
Extraordinary item                                                        (614)                                              (614)
                                                                ------------------------------------------------------------------
Net income (loss)                                                    $  (7,771)           $   2,213          $(1,587)    $ (7,145)
                                                                ------------------------------------------------------------------
                                                                ------------------------------------------------------------------


1. To record the estimated goodwill amortization attributable to the transaction. Goodwill is amortized over a period of twenty five years.
2.   To record minority interest for the year.
3. To record the effect of interest expense on borrowings incurred by the Company to fund the acquisition.

                        PRODUCTION RESOURCE GROUP, L.L.C.
              Unaudited Pro Forma Combined Statements of Operations
                                ($ In thousands)

                                                                        PRG                 Holdings
                                                                 For the six months      For the period
                                                                ended June 30, 1998    January 1, 1998 to   Pro Forma    Company
                                                                                         June 19, 1998    Adjustments   Pro Forma
                                                              ---------------------------------------------------------------------
Revenues
                                                                  $        55,365          $   13,551        $             $ 68,916
Direct production expenses:

   Direct production costs                                                 32,548               7,477                        40,025
   Depreciation expense                                                     4,761               1,481                         6,242
                                                              ---------------------------------------------------------------------

                                                                           37,309               8,958                        46,267
                                                              ---------------------------------------------------------------------

Gross profit                                                               18,056               4,593                        22,649

Selling, general and administrative expenses                               13,463               3,518                        16,981
Other depreciation and amortization                                         2,247                             (4)  138        2,385
                                                              ---------------------------------------------------------------------

Operating profit                                                            2,346               1,075             (138)       3,283


Interest expense                                                            6,233                   3         (6)  532        6,768
Interest (income)                                                            (433)                 --                          (433)
                                                              ---------------------------------------------------------------------

Income (loss) before income taxes and minority interest                    (3,454)              1,072             (670)      (3,052)

Provision for income taxes                                                    193                 433                           626
                                                              ---------------------------------------------------------------------

Income (loss) before minority interest                                     (3,647)                639             (670)      (3,678)

Minority interest                                                             (11)                            (5)  (21)         (32)
                                                              ---------------------------------------------------------------------

Net income (loss)                                                 $        (3,658)         $      639        $    (691)    $ (3,710)
                                                              ---------------------------------------------------------------------
                                                              ---------------------------------------------------------------------


4. To record the estimated goodwill amortization attributable to the transaction. Goodwill is amortized over a period of twenty five years.
5.   To record minority interest for the year.
6. To record the effect of interest expense on borrowings incurred by the Company to fund the acquisition.

35